                                 EXHIBIT (14)

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA L

Know all men by these presents that Patrick S. Baird, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                               /s/ Patrick S. Baird
                                       ------------------------------------
                                       Patrick S. Baird
                                       Senior Vice President
                                       Transamerica Life Insurance
                                       Company

May 1, 2002
-----------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA L

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                               /s/ Craig D. Vermie
                                       ------------------------------------
                                       Craig D. Vermie
                                       Vice President
                                       Transamerica Life Insurance
                                       Company

May 1, 2002
-----------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA L

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                               /s/ Larry N. Norman
                                       ------------------------------------
                                       Larry N. Norman
                                       President
                                       Transamerica Life Insurance
                                       Company

May 1, 2002
-----------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA L

Know all men by these presents that Douglas C. Kolsrud, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                              /s/ Douglas C. Kolsrud
                                       ------------------------------------
                                       Douglas C. Kolsrud
                                       Senior Vice President
                                       Transamerica Life Insurance
                                       Company

May 1, 2002
-----------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA L

Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                               /s/ Robert J. Kontz
                                       ------------------------------------
                                       Robert J. Kontz
                                       Vice President
                                       Transamerica Life Insurance
                                       Company

May 1, 2002
-----------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA L

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                               /s/ Brenda K. Clancy
                                       ------------------------------------
                                       Brenda K. Clancy
                                       Vice President
                                       Transamerica Life Insurance
                                       Company

May 1, 2002
-----------
Date